STOCK OPTION AGREEMENT

      AGREEMENT, dated as of December 31, 1996, between BioCoral, Inc., a Delaware corporation with its principal place of business c/o Stein Riso Haspel & Jacobs LLP, 805 Third Avenue, New York, NY 10022 (the "Company"); Nasser Nassiri, residing at 161 Rue Jules Guesde, 92300 Levallois Perret, France; Riccardo Mortara, c/o Societe Financiere du Seujet S.A., 14 Quai du Seujet, 1201 Geneva, Switzerland (the "Optionees").

                              W I T N E S S E T H:

            WHEREAS, the Corporation's Chairman, Riccardo Mortara, and the Corporation's Secretary-Treasurer, Nasser Nassiri ("Optionees"), have been substantially involved in the day-to-day administration of the Corporation's affairs since their succession to such offices, and have rendered such services without compensation; and

            WHEREAS, in order to compensate the Optionees without having to affect the Corporation's cash resources, the Board has resolved to issue to the Optionees, as of the date hereof, a non-qualified stock purchase option ("Option(s)") as set forth herein; and

            WHEREAS, owing to the fact that each Option is non-qualified, the Board has resolved to set the exercise price of the Option at a discount to the market price thereof on the date of the grant; and

            WHEREAS, the Board has resolved to grant the "Options" the Optionees for the purchase of up to 325,000 shares of the Company's common stock each, par value $.001 per share (the "Common Stock") at an exercise price of $3.75 (US) per share on the terms and conditions hereinafter set forth.

            NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

      1. Grant of Option. Subject to all the terms and conditions hereof, the Company hereby
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grants to each Optionee the right to purchase all or any part of an aggregate of
325,000 shares each of Common Stock of the Company (the "Option Shares") at an exercise price of $3.75 per share, on the terms and conditions set forth in this Agreement.

      2. Exercisability of Options. The Option Shares subject to the Options shall become purchasable, in whole or in part and by either Optionee without affecting the other, at any time and from time to time beginning on the date hereof and for a period of 60 months thereafter, and after the expiration date (the "Expiration Date"), this option and all rights hereunder shall expire and any Option Shares not purchased on or before the Expiration Date may not thereafter be purchased hereunder. In the event Optionees fail to exercise the option on or prior to the Expiration Date, then the Options as to all Option Shares not exercised shall expire and Optionee shall have no rights with respect to such remainder of the Options or the Option Shares.

      3. Consideration for Grant of Option. The consideration for grant of the Options is $10, the receipt of which is hereby acknowledged, and Optionees' services rendered as officers of the Company.

      4. Method of Exercise of Option; Payment of Option Purchase Price. These Options shall be exercisable at any time and from time to time, prior to the Expiration Date, by written notice (the "Notice") to the Company at its principal office, presently located c/o Stein Riso Haspel & Jacobs LLP, 805 Third Avenue, New York, NY 10022. The Notice shall state the identity of the Optionee, the Optionees' election to exercise these Options and the number of Option Shares in respect of which it is being exercised, and shall be accompanied by a check in the amount of the Exercise Price. Upon payment of the full purchase price of the Option Shares by either Optionee, the Company shall deliver a certificate or certificates representing those shares. A certificate or certificates for the shares as to which these Options shall have been so exercised shall be registered


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in the name of the exercising Optionee and shall be delivered to such Optionee at the address of such Optionee specified in the Notice or at such other address as Optionee shall set forth in its Notice.

      5. Non-Assignability of Option. These Options may be exercised only by the Optionees and shall not be sold, transferred, assigned, pledged, hypothecated or otherwise disposed of in any way (whether by operation of law or otherwise) without the Company's prior written consent except that an Optionee may, solely in connection with a transfer of all or substantially all of his assets to an entity or entities controlled by such Optionee ("Affiliate"), sell, transfer or assign all his interest in this Agreement to such Affiliate but only after giving the Company at least thirty days notice in writing of the proposed sale, transfer or assignment. Any buyer, transferee, or assignee of this Option shall be bound by and subject to each and every provision of this Agreement and shall not sell, transfer, assign, pledge, hypothecate or otherwise dispose of the Option in any way (whether by operation of law or otherwise).

      6. Adjustments to Preserve Option Benefits.

         If the outstanding shares of the Company's Common Stock are exchanged for a different number or kind of shares or securities of the Company through stock splits, reverse stock spits, stock dividends, recapitalization or other changes in the stock of the Company, an appropriate and proportionate adjustment shall be made in the number and kind of shares issued upon any subsequent exercise of this Option without any change in the aggregate purchase price to be paid for such shares. For any and all such purposes, but only for such purposes, Optionee shall be considered to be a shareholder of record of the Company as of the date of this Option Agreement. Nothing in this Agreement shall preclude the Corporation from issuing additional shares of Common Stock to any third party.

      7. Limitation of Optionee's Rights. Except as otherwise provided in
Section 6 above,


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

neither Optionee shall have any of the rights or privileges of a shareholder of the Company in respect of any Option Shares issuable upon exercise of this Option unless and until those shares have been paid for in full and upon such payment in full such Optionee shall be deemed to be the record holder.

      8. Purchase for Investment. The Optionees jointly and severally represent and agree that if either Optionee exercises his Option in whole or in part then those Option Shares so acquired will be acquired for the purpose of investment and not with a view to their resale or distribution and upon each exercise of the Option, each Optionee will furnish to the Company a written statement to that effect, satisfactory in form and substance to the Company and its counsel. Optionees understand and acknowledge that the shares to be acquired pursuant to the Options will be restricted securities as such term is defined under the Securities Act of 1933, as amended, (the "Act") and accordingly will bear a legend indicating such restrictions.

      9. Representations and Warranties of Optionee. As a condition to receipt of the Options and for other good and valuable consideration, receipt of which is hereby acknowledge, the Optionees jointly and severally represent and warrant to the Company as follows:

            (i) Optionees acknowledge that the Company is a development stage company with no significant operating history and that there are significant risks associated with the Company's business. Accordingly, the value of the Options and the Option Shares will be based upon the Company's development of its business which is subject to significant risks; and

            (ii) Optionees understands that the Options and the Option Shares (upon exercise of the option) are being offered and sold under an exemption from registration provided by Section 4(2) of the Act and the regulations promulgated thereunder, as well as applicable State law exemptions, and warrant and represent that the Options and the Option Shares are being or will be (in the case of the Option Shares) acquired by the undersigned solely for the undersigneds'


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

own account, for investment purposes only, and are not being purchased with the intent or view to resell the Options or the Option Shares or for the resale, distribution, subdivision or fractionalization thereof. Consequently, the undersigned must bear the economic risk of the investment for an indefinite period of time because the Options and the Option Shares cannot be resold or otherwise transferred unless subsequently registered under the Act and qualified under applicable State law or an opinion of qualified counsel that indicates an exemption from registration and/or qualification is available.

      10. Notices. Any notice to be given under the terms of these Options shall be in writing and addressed to the Company at the Company's then-present address or to Optionees at the addresses provided herein, or at such other address as any party may hereafter designate in writing to the other. Any notice or other communication given hereunder shall have been deemed duly given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited postage prepaid in a post office or branch post office or, in person, when so delivered, or by Federal Express or similar courier providing evidence of receipt.

      11. Representations of Company. The Company represents: (I) the execution, delivery and performance of this Agreement has been duly authorized by the Board of Directors of the Company; (ii) the consummation of the transaction contemplated by this Agreement will not violate any provision of the Company's Certificate of Incorporation or Bylaws; and (iii) no consent of any third party including, without limitation, federal or state regulatory agencies is required for execution and performance of this Agreement by the Company.

      12. Governing Law. This Agreement shall be deemed to be made under and shall be construed in accordance with the laws of the State of Delaware and applicable Federal law without regard to conflict of law principles.


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

      13. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal successors and assigns.

      14. Entire Understanding. This Agreement constitutes the entire understanding of the parties and shall not be amended except by written agreement between the parties.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                    BIOCORAL, INC.


                                    By: /s/ Riccardo Mortara
                                        ------------------------------
                                        Riccardo Mortara, Chairman


                                        /s/ Nasser Nassiri
                                        ------------------------------
                                        Nasser Nassiri, Individually


                                        /s/ Riccardo Mortara
                                        ------------------------------
                                        Riccardo Mortara, Individually


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